UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2008

InSite Vision Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-14207	94-3015807
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

965 Atlantic Ave.
Alameda, California 94501
(Address of principal executive offices)

Registrant’s telephone number, including area code: 510-865-8800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 15, 2008, InSite Vision Incorporated, or the Company, received a notice from NYSE Alternext US LLC (formerly known as the American Stock Exchange), or the Exchange, that a review of the Company’s Form 10-Q for the period ended September 30, 2008 indicated that the Company is not in compliance with certain of the Exchange’s continued listing standards. Specifically, the Exchange notified the Company that it is not in compliance with (a) Section 1003(a)(i) of the Exchange’s Company Guide, or the Company Guide, because its shareholders’ equity is less than the required $2,000,000 and it has losses from continuing operations and net losses in two of its three most recent fiscal years and (b) Section 1003(a)(ii) of the Company Guide because its shareholders’ equity is less than the required $4,000,000 and it has losses from continuing operations and net losses in three of its four most recent fiscal years.

In order for the Company to maintain its Exchange listing, the Company must submit a plan to the Exchange by January 14, 2009, advising the Exchange of how the Company intends to regain compliance with Sections 1003(a)(i) and (ii) of the Company Guide by June 15, 2010. The Company has informed the Exchange that it intends to submit such a plan. If the Company fails to submit such a plan or if the plan is not accepted, the Exchange may initiate delisting proceedings. If the Exchange accepts the Company’s plan, the Company may be able to continue its listing through June 15, 2010, during which time the Company will be subject to periodic reviews to determine if it is making progress consistent with the plan. If the Company does not regain compliance with Sections 1003(a)(i) and (ii) by June 15, 2010, or if the Company does not make progress consistent with the plan during the plan period, the Exchange may initiate delisting procedures. There can be no assurance that the Company’s plan will be acceptable to the Exchange or that if such plan is acceptable to the Exchange, that the Company will be able to make progress consistent with such plan.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed herewith:

No.	Exhibit
99.1	Press release, dated December 19, 2008, announcing receipt of the Exchange’s Non-Compliance Notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2008

INSITE VISION INCORPORATED (Registrant)

By:	/s/ Louis Drapeau
Name:	Louis Drapeau
Title:	Interim Chief Executive Officer, Vice President, and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	Press release, dated December 19, 2008, announcing receipt of the Exchange’s Non-Compliance Notice.